UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21432

REAVES UTILITY INCOME FUND
(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado			80203
(Address of principal executive offices)			(Zip code)

JoEllen L. Legg, Secretary Reaves Utility Income Fund 1290 Broadway, Suite 1100 Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code:		303-623-2577

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2008

Item 1.  Reports to Stockholders.

REAVES UTILITY INCOME FUND

annual.report.10.31.08

TABLE OF CONTENTS

October 31, 2008

Management Discussion & Analysis	1

Report of Independent Registered Public Accounting Firm	3

Statement of Investments	4

Statements of Assets & Liabilities	8

Statement of Operations	9

Statement of Changes in Net Assets	10

Financial Highlights	11

Notes to Financial Statements	12

Dividend Reinvestment Plan	19

Fund Proxy Voting Policies & Procedures	21

Portfolio Holdings	21

Notice	21

Tax Information	21

Investment Advisory Agreement	22

Trustees & Officers	24

MANAGEMENT DISCUSSION & ANALYSIS

October 31, 2008

The events witnessed by equity- and bond-market investors during the year ended October 31, 2008 were unprecedented and include the collapse of Bear Stearns; the effective nationalization of Fannie Mae, Freddie Mac and AIG; the virtual demise of the investment banking industry including the bankruptcy of Lehman Brothers and the hastily arranged fire sale of Merrill Lynch to the Bank of America; the collapse of Wachovia and Washington Mutual; the “breaking of the buck” by and subsequent liquidation (in progress) of the Reserve Primary (money market) Fund; and the rapid passage of the $700 billion federal Troubled Asset Relief Program (TARP) with its subsequent modifications. In a word it has been an extremely volatile period and a very difficult year for the Fund, whose share price was down 46.8% for the year. Total return over the period, assuming reinvestment of all dividends, was -41.6% based on NAV as well as on market price. This was supported by the 11.5 cent monthly dividend, which was raised for the fourth consecutive year in January 2008.

The equity and credit markets are undergoing intensive de-leveraging. We believe we have observed forced liquidation by professional investors as market participants sold securities indiscriminately, either to reduce leverage or seek the safety of cash. We believe the liquidity of the large capitalization, New York Stock Exchange traded securities in our portfolios made them prime candidates for sale by investors to raise cash in times of market turbulence. It is clear now that the markets are contemplating a deep recession in the United States and Europe and a significant slowdown in many emerging economies around the world.

Events in the financial sector were accompanied by material and rapid declines in the price of oil and natural gas which put additional pressure on the electric and gas utilities. The price of natural gas declined by 53% from a high of $13.31 per million BTU’s (Henry Hub) on July 2, 2008, to $6.23 (the low for the fiscal year) on October 31, 2008, on fears of a slowing economy and short-term over-supply. This rapid and steep decline of the commodity price led to sharp declines in the share prices of many of the companies in the portfolio even though the portfolio does not include any material exploration and production (E&P) holdings. E&P companies typically trade in line with the underlying commodity price. In this downturn, gas companies which have significant gathering, pipeline, processing and retail distribution operations fared better than E&P players, but were still hit hard. For example, the share price of ONEOK Inc, the portfolio’s largest gas position, declined 35% from June 30, 2008 through October 31, 2008. Equitable Resources, a significant E&P play was down 50% over the same period.

Price weakness in the electric utility sector was widespread, as the halving of the price of natural gas contributed to an expectation of lower electricity prices. Acutely deteriorating conditions within banking and finance near the end of the quarter suggested to many market participants that the economic slowdown is likely to be deeper and longer than previously expected, further contributing to expectations of lower electric demand and lower prices. As the fiscal year ended and the credit crisis became more acute, we think investors became concerned about the ability of utilities to access the credit markets to fund their capital programs. Recent placements would suggest otherwise. Within the last six weeks at least six major utilities successfully placed more than $2.8 billion in the debt markets including The AES Companies, Progress Energy and NV Energy.

Telecom performance was down on fears of a slowing economy. Rural wireline telcos, which typically experience much less competition than their urban peers, were hard hit on worries about wireless substitution of wireline services and housing-related declines in Florida, Nevada, California and Arizona. Competition with the cable companies in the consumer wireline space remains intense. Both of the major telcos continued their rollouts of fiber-based internet and video services. For rural telecoms we think investor attention is shifting away from the worry about secular wireless trends to the potential benefits from further consolidation in the space. On October 27th, CenturyTel announced the acquisition of Embarq in an all-stock deal then valued in excess of $40 per Embarq share. CenturyTel committed to $400 million of synergies, but we think the real amount can be much higher. The telephones have historically performed relatively well during periods of economic slowdown. While their service offerings may be a little more discretionary than in times past (we are thinking of wireless internet access, ring tones and very high-speed broadband), we still expect the telephones to be relatively defensive.

The auction market for the Fund’s preferred shares have been failing since February 2008. The Fund sought a credit facility that would have allowed it to redeem the preferred shares. However, given the continuing adverse credit market conditions, the Fund was unable to secure the proposed credit facility. It continues to evaluate options to redeem the preferred shares.

There is little doubt that we are facing a challenging economic environment. We could well be facing the most severe economic downturn since the Great Depression. What gives us confidence in these turbulent times is the fact that the companies in the portfolio provide essential components of the national energy and communications infrastructure. Not only do we believe the demand for these products and services will persist during the downturn, but it could well accelerate given the state of disrepair of that infrastructure and the current view of infrastructure investment (in electric transmission, broadband and green generation) as one focal point of economic stimulus.

Although there is earnings uncertainty in the current economic environment and price earnings ratios are fluctuating widely, we expect the companies in the portfolio to sustain their current dividends and, in many cases, to increase them. Berkshire Hathaway’s recently proposed acquisition of a major utility substantially validates our investment thesis: that sharply lower equity prices can and will create unusual value opportunities for those who are both patient and prepared.

Sincerely,

Ronald J. Sorenson

Portfolio Manager of the Reaves Utility Income Fund

Chief Executive Officer and Chief Investment Officer of W. H. Reaves & Company.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

October 31, 2008

To the Shareholders and Board of Trustees of Reaves Utility Income Fund:

We have audited the accompanying statement of assets and liabilities of Reaves Utility Income Fund, (the “Fund”), including the statement of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. The financial highlights of Reaves Utility Income Fund for the period ended October 31, 2004 were audited by other auditors whose report, dated December 17, 2004, expresses an unqualified opinion on such information. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Reaves Utility Income Fund as of October 31, 2008, the results of its operations and for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Denver, Colorado
December 22, 2008

STATEMENT of INVESTMENTS

October 31, 2008

	SHARES	VALUE
COMMON STOCKS 150.87%
Consumer Staples 9.24%
Altria Group, Inc.	520,300	$9,984,557
Philip Morris International, Inc.	520,300	22,617,441
Reynolds American, Inc.	25,000	1,224,000
		33,825,998
Electric 64.43%
Ameren Corp.	520,000	16,874,000
Consolidated Edison, Inc.	267,000	11,566,440
Duke Energy Corp.	1,932,400	31,652,713
Exelon Corp.	325,000	17,628,000
Great Plains Energy, Inc.	1,487,869	28,924,173
Integrys Energy Group, Inc.	372,300	17,721,480
ITC Holdings Corp.	70,000	2,840,600
National Grid PLC	525,000	5,943,922
NSTAR	55,000	1,817,750
PPL Corp.	906,000	29,734,921
Progress Energy, Inc.	289,000	11,377,930
Public Service Enterprise Group, Inc.	803,600	22,621,340
TECO Energy, Inc.	2,331,400	26,904,356
TransAlta Corp.	145,000	2,953,650
Xcel Energy, Inc.	420,000	7,316,400
		235,877,675
Energy 2.56%
BP Amoco PLC - ADR	50,000	2,485,000
Diamond Offshore Drilling	52,000	4,617,600
EXCO Resources, Inc.(a)	100,000	919,000
Total-ADR	18,000	997,920
XTO Energy, Inc.	10,000	359,500
		9,379,020
Financials 2.90%
Annaly Capital Management, Inc.	700,000	9,729,999
Forestar Real Estate Group LLC(a)	46,666	408,328
Guaranty Financial Group, Inc.(a)	46,666	94,732
Lloyd TSB Group-ADR	30,000	379,200
		10,612,259
Food 2.81%
Kraft Foods, Inc.	353,160	10,291,082

Gas 20.22%
NiSource, Inc.	900,000	11,664,000
ONEOk, Inc.	814,300	25,976,170
Sempra Energy	329,700	14,041,923
Spectra Energy Corp.	1,072,500	20,731,425
Vectren Corp.	63,000	1,587,600
		74,001,118

	SHARES	VALUE
Industrial 6.27%
General Electric Co.	1,176,000	$22,943,760

Pharmaceuticals 0.77%
Pfizer, Inc.	160,000	2,833,600

Telecommunications 9.68%
America Movil SAB de C.V.-ADR	80,000	2,475,200
Froniter Communications Corp.	3,544,065	26,970,335
Telefonica-ADR	108,000	5,995,080
		35,440,615
Telephone 29.71%
AT&T Corp.	1,880,965	50,353,433
BCE, Inc.	870,700	25,259,007
BT Group PLC-ADR	65,000	1,228,500
Embarq Corp.	233,000	6,990,000
Telecom Corp. of New Zealand-ADR	279,342	1,944,220
Verizon Communications	152,500	4,524,675
Vodafone Group PLC-ADR	235,000	4,528,450
Windstream Corp.	1,855,000	13,931,050
		108,759,335
Transportation 0.10%
General Maritime Corp.	25,000	378,750

Utilities 0.79%
Constellation Energy Group, Inc.	120,000	2,905,200

Water Utilities 1.39%
American Water Works Co., Inc.	250,000	5,070,000

TOTAL COMMON STOCKS (Cost $607,484,195)		552,318,412

PREFERRED STOCKS 3.14%
Consumer Discretionary 0.39%
Comcast Corp., Sr Notes, 7.000%, 5/15/55	71,000	1,438,460

Electric 2.66%
AES Trust III, 6.750%, 10/15/29	131,100	4,693,380
BGE Capital Trust II, 6.200%, 10/15/43	180,000	3,420,000
Entergy Mississippi, Inc., 4.560%	3,520	303,930
Public Service Co. of New Mexico, Series 1965, 4.580%	11,667	905,651
Southern Cal Edison, 4.320%	24,300	394,875
		9,717,836

	SHARES	VALUE
Utilities 0.09%
Entergy New Orleans, Inc., 4.360%	4,500	$332,156

TOTAL PREFERRED STOCKS (Cost $13,949,747)		11,488,452

LIMITED PARTNERSHIPS 4.12%
Copano Energy LLC	50,000	1,101,500
Enbridge Energy Partners LP	125,000	4,840,000
ONEOK Partners LP	97,000	5,341,790
Regency Energy Partners LP	151,000	2,180,440
Williams Partners LP	25,000	527,750
Williams Pipeline Partners LP	71,500	1,088,230

TOTAL LIMITED PARTNERSHIPS (Cost $17,193,121)		15,079,710

	BOND RATING	PRINCIPAL
	MOODY’S/S&P	AMOUNT
CORPORATE BONDS 3.10%
Electric 0.50%
Calpine Generating Co., 11.500%, 4/1/11(a)(b)	WR/NR	$14,000,000	1,820,000

Gas 0.10%
Copano Energy LLC., 8.125%,3/1/16	B1/B+	500,000	370,000

Telephone 2.50%
Level 3 Financing, Inc, 9.250%, 11/1/14	Caa1/CCC+	8,000,000	4,600,000
Qwest Corp., 7.500%, 6/15/23	Ba1/BBB-	7,000,000	4,550,000
			9,150,000
TOTAL CORPORATE BONDS (Amortized Cost $15,119,111)			11,340,000

	SHARES	VALUE
MUTUAL FUNDS 0.87%
Loomis Sayles Institutional High Income Fund(c)	548,386	$3,175,155

TOTAL MUTUAL FUNDS (Cost $4,000,000)		3,175,155

SHORT TERM INVESTMENTS 6.20%
Goldman Sachs Financial Square Funds
Treasury Instruments Fund, 1.150% (7-day yield)(c)	22,698,641	22,698,641

TOTAL SHORT TERM INVESTMENTS (Cost $22,698,641)		22,698,641

Total Investments (Cost $680,444,815) - 168.30%		616,100,370

Liabilities in Excess of Other Assets - (2.67%)		(9,752,119)

Liquidation Preference of Auction Market
Preferred Shares – (65.63%) Series M7, F7, W28 (including distributions payable on preferred shares)		(240,267,461)
TOTAL NET ASSETS - 100.00%		$366,080,790

(a)	Non Income Producing Security
(b)	Issue is currently in default. See Note 6 in Notes to Financial Statements.
(c)	Investments in other funds are calculated at their respective net asset values as determined by those funds, in accordance with the Investment Company Act of 1940.
ADR	American Depositary Receipt

Ratings:

Moody’s and S&P’s ratings are believed to be the most recent as of October 31, 2008.

For Fund compliance purposes, the Fund’s industry classifications refer to any one of the industry sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting case. Industries are shown as a percent of net assets. These industry classifications are unaudited.

See Notes to Financial Statements

statement of assets & liabilities

October 31, 2008

Assets:
Investments, at value (Cost - see below)	$616,100,370
Dividends receivable	1,984,380
Interest receivable	588,715
Total Assets	618,673,465

Liabilities:
Payable for investments purchased	11,829,374
Accrued investment advisory fees	303,014
Accrued administration fees	139,650
Accrued trustees fees	17,728
Accrued S&P ratings fees	4,082
Accrued Fitch ratings fees	1,700
Other payables	29,666
Total Liabilities	12,325,214

Preferred Stock (unlimited shares authorized):
Auction market preferred shares, Series M7, F7, & W28, including distributions payable on preferred shares ($25,000 liquidation value per share, no par value, 3,200 shares issued and outstanding for each series)	240,267,461
Total Preferred Stock	240,267,461
Net Assets	$366,080,790

Cost of Investments	$680,444,815

Composition of Net Assets Attributable to Common Shares:
Paid in capital	$429,301,204
Overdistributed net investment income	(1,022,523)
Accumulated net realized gain on investments, options and foreign currency transactions	2,146,554
Net unrealized depreciation on investments, options, and translation of assets and liabilities denominated in foreign currencies	(64,344,445)
Net Assets	$366,080,790

Shares of common stock outstanding of no par value, unlimited shares authorized	22,677,001
Net asset value per share	$16.14

See Notes to Financial Statements

STATEMENT of OPERATIONS

For the Year Ended October 31, 2008

Investment Income:
Dividends (Net of foreign withholding taxes of $343,499)	$39,868,331
Interest on investment securities	1,665,755
Other income	235
Total Income	41,534,321

Expenses:
Investment advisory fees	4,703,523
Administration fees	2,167,711
Trustees fees	86,064
Broker/dealer fees	610,735
S&P ratings fees	12,001
Fitch ratings fees	4,999
Auction agent fees	18,000
Total Expenses	7,603,033

Net Investment Income	33,931,288

Net realized gain/(loss) on:
Investment securities	8,668,144
Written options	(23,751)
Foreign currency transactions	(115,795)
Change in unrealized depreciation on investments, options, and translation of assets and liabilities denominated in foreign currencies	(306,143,791)
Net loss on investments, options, and foreign currency transactions	(297,615,193)

Distributions to Preferred Shareholders:
From net investment income	(9,972,934)
From net realized gain	(702,000)

Net Decrease in Net Assets Attributable to Common Shares from Operations	$(274,358,839)

See Notes to Financial Statements

STATEMENTS of CHANGES in NET ASSETS

	For the Year Ended October 31, 2008	For the Year Ended October 31, 2007
Common Shareholder Operations:
Net investment income	$33,931,288	$30,278,387
Net realized gain/(loss) from:
Investment securities	8,668,144	25,504,197
Written options	(23,751)	77,436
Foreign currency transactions	(115,795)	(8,726)
Change in unrealized appreciation/(depreciation) on investments, options, and translation of assets and liabilities denominated in foreign currencies	(306,143,791)	85,024,138
Distributions to Preferred Shareholders:
From net investment income	(9,972,934)	(9,060,199)
From net realized gains	(702,000)	(3,810,000)
Net increase/(decrease) in net assets attributable to common shares from operations	(274,358,839)	128,005,233

Distributions to Common Shareholders:
From net investment income	(34,401,010)	(29,706,872)
From net realized gains	(12,812,505)	(1,244,967)
Net decrease in net assets from distributions to common shareholders	(47,213,515)	(30,951,839)

Net Increase/(Decrease) in Net Assets Attributable to Common Shares	(321,572,354)	97,053,394

Net Assets Attributable to Common Shareholders:

Beginning of period	687,653,144	590,599,750
End of period *	$366,080,790	$687,653,144

* Includes overdistributed net investment income of:	$(1,022,523)	$(660,426)

See Notes to Financial Statements

Financial highlights

	For the	For the	For the	For the	For the Period
	Year Ended	Year Ended	Year Ended	Year Ended	2/24/04 (inception)
	10/31/08	10/31/07	10/31/06	10/31/05	to 10/31/04
Per Common Share Operating Performance:
Net asset value - beginning of period	$30.32	$26.04	$22.12	$19.29	$19.10
Income from investment operations:
Net investment income	1.35	1.33	0.99	1.05	0.85
Net realized and unrealized gain/(loss) on investments	(12.98)	4.88	4.94	3.29	0.24
Distributions to preferred shareholders:
From net investment income	(0.47)	(0.40)	(0.50)	(0.32)	(0.06)
From net realized gain	—	(0.17)	—	—	—
Total from investment operations	(12.10)	5.64	5.43	4.02	1.03

Distributions to Common Shareholders:
From net investment income	(1.37)	(1.31)	(1.51)	(1.19)	(0.68)
From capital gains	(0.71)	(0.05)	—	—	—
Total distributions to common shareholders	(2.08)	(1.36)	(1.51)	(1.19)	(0.68)

Capital Share Transactions:
Common share offering costs charged to paid in capital	—	—	—	—	(0.04)
Preferred share offering costs and sales load charged to paid in capital	—	—	—	—	(0.12)
Total capital share transactions	—	—	—	—	(0.16)
Net asset value per common share - end of period	$16.14	$30.32	$26.04	$22.12	$19.29
Market price per common share - end of period	$13.98	$26.26	$22.45	$19.46	$18.00

Total Investment Return - Net Asset Value (1)	(41.56)%	23.00%	26.75%	21.63%	4.93%
Total Investment Return - Market Price (1)	(41.55)%	23.57%	24.21%	14.67%	(6.50)%

Ratios and Supplemental Data
Net assets attributable to common shares, end of period (000)	$366,081	$687,653	$590,600	$501,618	$437,480
Ratio of expenses to average net assets attributable to common shares (3)	1.33%	1.30%	1.38%	1.41%	1.64	%(2)
Ratio of net investment income to average net assets attributable to common shares (3)	5.94%	4.73%	6.42%	6.21%	6.96	%(2)
Ratio of expenses to average managed assets (4)	0.94%	0.94%	0.94%	0.95%	1.02	%(2)
Portfolio turnover rate	32%	34%	43%	55%	63%

Preferred Shares
Liquidation value, end of period, including dividends on preferred shares (000)	$240,267	$240,219	$240,185	$240,171	$240,000	(7)
Total shares outstanding (000)	9.6	9.6	9.6	9.6	9.6
Asset coverage per share (5)	$63,161	$96,653	$86,539	$77,270	$70,571
Liquidation preference per share	$25,000	$25,000	$25,000	$25,000	$25,000
Average market value per share (6)	$25,000	$25,000	$25,000	$25,000	$25,000

(1)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total investment return on net asset value excludes a sales load of $0.90 per share for the period, effectively reducing the net asset value at issuance from $20.00 to $19.10. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund’s common shares. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

(2)	Annualized.
(3)	Ratios do not reflect dividend payments to preferred shareholders.
(4)	Average managed assets represent net assets applicable to common shares plus liquidation value of preferred shares.
(5)	Calculated by subtracting the Fund’s total liabilities (excluding Preferred Shares) from the Fund’s total assets and dividing by the number of preferred shares outstanding.
(6)	Based on weekly prices.
(7)	Amount does not include dividends on preferred shares.

See Notes to Financial Statements

NOTES to FINANCIAL STATEMENTS

October 31, 2008

1. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Reaves Utility Income Fund (the “Fund”) is a closed-end management investment company that was organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated September 15, 2003. The Fund is a non-diversified fund with an investment objective to provide a high level of after-tax income and total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest. The Fund commenced operations on February 24, 2004. The Fund’s common shares are listed on the NYSE Arca and trade under the ticker symbol “UTG.”

The Fund may have elements of risk, including the risk of loss of equity. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

The following summarizes the significant accounting policies of the Fund.

Security Valuation: The net asset value per common share of the Fund is determined no less frequently than daily, on each day that the American Stock Exchange (the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Securities held by the Fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services at the mean between the latest available bid and asked prices. As authorized by the Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities. Short-term obligations maturing within 60 days are valued at amortized cost which approximates market value. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Securities for which there is no such quotation or valuation and all other assets are valued at fair value in good faith by or at the direction of the Trustees. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors may include, but are not limited to, the type and cost of the security; the fundamental analytical data relating to the investment; an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; information as to any transactions or offers with respect to the security; price, yield and the extent of public or private trading in similar securities of the issuer or comparable companies. The valuation assigned to fair-valued securities for purposes of calculating the Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other funds to calculate their NAVs.

NOTES to FINANCIAL STATEMENTS

October 31, 2008

Foreign Securities: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations. As of October 31, 2008, the Fund had no outstanding forward foreign currency contracts.

Options: In order to hedge against adverse market shifts, the Fund may utilize up to 5% of its total assets to purchase put and call options on securities. When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund’s Statement of Assets and Liabilities, as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid.

In addition, the Fund may seek to increase its income or may hedge a portion of its portfolio investments through writing (i.e., selling) covered put and call options. When the Fund writes a put or call option, an amount equal to the premium received is included in the Statement of Assets and Liabilities, as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As the writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non-income producing securities.

NOTES to FINANCIAL STATEMENTS

October 31, 2008

The Fund may utilize up to 5% of its total assets to purchase put and call options on domestic stock indices to hedge against risks of market-wide price movements affecting its assets. In addition, the Fund may write covered put and call options on stock indices. Because no underlying security can be delivered, however, the option represents the holder’s right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date.

Written call option activity as of October 31, 2008 was as follows. There was no written put option activity during the year ended October 31, 2008.

COVERED CALL OPTIONS WRITTEN

	Number of	Amount of
	Contracts	Premiums
Options outstanding as of October 31, 2007	200	$25,400
Options exercised	(200)	(25,400)

Outstanding, October 31, 2008	—	—

Market Value, October 31, 2008		$—

Distributions to Shareholders: The Fund intends to make a level dividend distribution each month to Common Shareholders after payment of interest on any outstanding borrowings or distributions on any outstanding preferred shares. The level dividend rate may be modified by the Board of Trustees from time to time. Any net capital gains earned by the Fund are distributed at least annually to the extent necessary to avoid federal income and excise taxes. Distributions to shareholders are recorded by the Fund on the ex-dividend date. The Fund has applied to the Securities and Exchange Commission for an exemption from Section 19(b) of the Investment Company Act of 1940 and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains, provided that the distribution policy of the Fund with respect to its Common Shares calls for periodic (e.g., quarterly/monthly) distributions in an amount equal to a fixed percentage of the Fund’s average net asset value over a specified period of time or market price per common share at or about the time of distribution or pay-out of a level dollar amount.

Income Taxes: The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Effective November 1, 2007, the Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes,” which requires that the financial statement effects of a tax position taken or expected to be taken in a tax return be recognized in the financial statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination.

NOTES to FINANCIAL STATEMENTS

October 31, 2008

Management has concluded that the Fund has taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of FIN 48. The Fund files income tax returns in the U.S. federal jurisdiction and Colorado. The statue of limitations on the Fund’s federal and state tax filings remains open for the fiscal years ended October 31, 2008, October 31, 2007, October 31, 2006 and October 31, 2005.

Securities Transactions and Investment Income: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the First In First Out basis for both financial reporting and income tax purposes.

Use of Estimates: The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Recent Accounting Pronouncements: In September 2006, the FASB issued FASB Statement No. 157, “Fair Valuation Measurement” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. In February 2007, the FASB issued FASB Statement No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities – Including an Amendment of FASB Statement No. 115” (“SFAS No. 159”), which permits entities to choose to measure many financial instruments and certain other items at fair value. SFAS No. 159 is expected to expand the use of fair value measurement, which is consistent with the FASB’s long-term measurement objectives for accounting for financial instruments. SFAS No. 159 is effective for fiscal years beginning after November 15, 2007. The Fund will adopt SFAS No. 157 and SFAS No. 159 on November 1, 2008, and appropriate disclosures will be included on the next applicable regulatory filing with the SEC.

In March 2008, the FASB issued FASB Statement No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161 “), which is intended to improve financial reporting about derivative instruments and hedging activities. It is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the potential impact, if any, the adoption of SFAS No. 161 may have on the Fund’s financial statements.

NOTES to FINANCIAL STATEMENTS

October 31, 2008

2. INCOME TAXES

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of the distributions paid by the Fund during the year ended October 31, 2008, and the year ended October 31, 2007, was as follows:

	2008	2007
Distributions paid from:
Ordinary Income	$44,373,944	$38,767,071
Long-Term Capital Gain	13,514,506	5,054,967
Total	$57,888,450	$43,822,038

As of October 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$252,933
Accumulated Capital Gains	4,781,947
Unrealized Depreciation	(67,227,953)
Other Cumulative Effect of Timing Differences	(1 ,027,341)
Total	$(63,220,414)

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the period ended October 31, 2008, certain differences were reclassified. The Fund decreased accumulated net investment loss by $7,449,040, decreased accumulated net realized gain by $7,406,031 and decreased paid in capital by $43,009. These differences were primarily due to the differing tax treatment of distributions and of wash sales and certain investments and the amounts reclassified did not affect net assets.

Net unrealized appreciation/depreciation of investments based on federal tax cost were as follows:

As of October 31, 2008

Gross appreciation (excess of value over tax cost)	$61,336,112
Gross depreciation (excess of tax cost over value)	(128,564,065)
Net unrealized depreciation	$(67,227,953)

Cost of investments for income tax purposes	$683,328,323

Notes to Financial Statements

October 31, 2008

3. CAPITAL TRANSACTIONS

Common Shares: There are an unlimited number of no par value common shares of beneficial interest authorized.

Preferred Shares: On April 27, 2004, the Fund’s Board of Trustees authorized the issuance of an unlimited number of no par value preferred shares, in addition to the existing common shares, as part of the Fund’s leverage strategy. Preferred shares issued by the Fund have seniority over the common shares.

The Fund is subject to certain limitations and restrictions while preferred shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of preferred shares at their liquidation value. Specifically, the Fund is required under the Investment Company Act of 1940 to maintain an asset coverage with respect to the outstanding preferred shares of 200% or greater. The Fund is also required to maintain certain coverage amounts for Fitch and Standard & Poor’s according to restrictions issued by each rating agency to the Fund, which are generally more restrictive than the Investment Company Act of 1940 requirements. The Fund was in compliance with these coverage ratios as of October 31, 2008.

The Fund has three series of Auction Market Preferred Shares (“AMPS”): M7, F7 and W28. On June 30, 2004, the Fund issued 3,200 shares of Series M7, 3,200 shares of Series F7, and 3,200 shares of Series W28 each with a net asset and liquidation value of $25,000 per share plus accrued dividends. Dividends on the preferred shares are cumulative and are paid based on an annual rate set through auction procedures. Distributions of net realized capital gains, if any, are paid annually.

In February 2008, the AMPS market across all closed-end funds became illiquid resulting in failed auctions for the Fund’s AMPS. As such, the Fund continues to pay dividends on the AMPS at the maximum rate (set forth in the Fund’s Statement of Preferences, the governing document for the AMPS), set at LIBOR plus 125 basis points or LIBOR multiplied by 125%, whichever is greater. The 7-day LIBOR rate is used for the M7 and F7 Series and the 30-day LIBOR rate is used for the W28 Series.

As of October 31, 2008, the annualized dividend rates for Series M7, F7 and W28 were 3.39%, 2.57% and 5.61%, respectively.

The dividend rate, as set by the auction process, is generally expected to vary with short- term interest rates. These rates may vary in a manner unrelated to the income received on the Fund’s assets, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

Preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

Notes to Financial Statements

October 31, 2008

4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term securities, for the year ended October 31, 2008, aggregated $258,032,830 and $288,968,529, respectively.

5. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

W.H. Reaves & Co., Inc. (“W.H. Reaves”) serves as the Fund’s investment adviser pursuant to an Investment Advisory and Management Agreement (the “Advisory Agreement”) with the Fund. As compensation for its services to the Fund, W.H. Reaves receives an annual investment advisory fee of 0.575% based on the Fund’s average daily total assets, computed daily and payable monthly.

ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee of 0.265% based on the Fund’s average daily total assets, computed daily and payable monthly. ALPS will pay all expenses incurred by the Fund, with the exception of advisory fees, trustees’ fees, portfolio transaction expenses, litigation expenses, taxes, cost of preferred shares, expenses of conducting repurchase offers for the purpose of repurchasing fund shares, and extraordinary expenses.

6. OTHER

The Independent Trustees of the Fund receive a quarterly retainer of $3,500 and an additional $1,500 for each meeting attended.

As of October 31, 2008, the Fund held a security which is currently in default. The security is a corporate bond for Calpine Generating Co., maturing on April 2011 with a coupon rate of 11 .50%. Although Calpine is currently undergoing bankruptcy proceedings, the Fair Value Committee of the Fund has determined there is little or no uncertainty surrounding collectibility of principal and interest on the bond as it is a secured position.

7. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

DIVIDEND REINVESTMENT PLAN

October 31, 2008 (unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting The Bank of New York Mellon (the “Plan Administrator” or “BNY Mellon”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by BNY Mellon as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting BNY Mellon, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the American Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market

Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date, provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286, 11E Transfer Agency Services, 1-800-433-8191.

FUND PROXY VOTING POLICIES & PROCEDURES

October 31, 2008 (unaudited)

Fund policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund for the period ended June 30, 2008, are available without a charge, upon request, by contacting the Fund at 1-800-644-5571 and on the U.S. Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

October 31, 2008 (unaudited)

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330. Information on the Fund’s Form N-Q is available without a charge, upon request, by contacting the Fund at 1-800-644-5571 and on the website at http://www.utilityincomefund.com.

NOTICE

October 31, 2008 (unaudited)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

TAX INFORMATION

October 31, 2008 (unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended October 31, 2008. The information and distributions reported herein may differ from information and distributions taxable to shareholders for the calendar year ended December 31, 2008. During the fiscal period ended October 31, 2008, 76.07% of the dividends paid qualify for the corporate dividends received deduction. In addition, 83.60% of the dividends paid meet the requirements regarding qualified dividend income. The Fund designates $13,514,506 as long-term capital gain distributions.

INVESTMENT ADVISORY AGREEMENT

October 31, 2008 (unadudited)

On September 9, 2008, the Board of Trustees of the Fund met in person to, among other things, review and consider the renewal of the Advisory Agreement between the Fund and W.H. Reaves. In its consideration of the Advisory Agreement, the Trustees, including the non-interested Trustees, considered the nature, quality and scope of services to be provided by W.H. Reaves.

Prior to beginning their review of the Advisory Agreement, counsel to the Fund, who also serves as independent counsel to the independent Trustees, discussed with the Board its fiduciary responsibilities in general and also specifically with respect to the renewal of the Advisory Agreement and enhanced disclosure requirements surrounding contract renewals. Fund counsel informed the Board that in considering whether to approve the Advisory Agreement between the Fund and W.H. Reaves, the Board should consider, among other things:

(1)	the nature, extent and quality of the services to be provided by the investment manager;
(2)	the investment performance of the Fund and the investment manager;
(3)	the costs of the services to be provided and profits to be realized by the investment manager and its affiliates from the relationship with the Fund;
(4)

whether and how the Trustees relied on comparisons of services rendered to and fees paid by the Fund with the services provided by and the fees paid to other investment managers or the services provided to and the fees paid by other clients, if any, of W.H. Reaves; and

(5)	any benefits to be derived by W.H. Reaves from the relationship with the Fund, such as soft-dollar arrangements or so called “fallout benefits.”

Fund counsel and Ron Sorenson, Portfolio Manager of the Fund and CEO & CIO of W.H. Reaves, first highlighted for the Board certain terms of the Advisory Agreement, including the nature, extent and quality of the services to be provided by W.H. Reaves. Mr. Sorenson noted that W.H. Reaves determines asset class allocation, stock selection and realization of gains and losses to meet the objectives of the Fund. He explained the research and decision- making processes utilized by W.H. Reaves in connection with providing services to the Fund, including the methods adopted to assure compliance with the investment objectives, policies and restrictions of the Fund. Mr. Sorenson next reviewed with the Board W.H. Reaves’ current staffing and organizational structure, noting changes in personnel that had occurred during the previous fiscal year.

Mr. Sorenson next reviewed the terms of the Advisory Agreement, stating that W.H. Reaves would receive a fee of 0.575% of the average daily total assets of the Fund. He stated that as part of the initial Advisory Agreement, W.H. Reaves agreed to pay from its own assets additional compensation to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) to underwrite the Fund’s initial public offering. Mr. Sorenson stated that accordingly, Merrill Lynch receives an annual rate of 0.15% of the Fund’s average weekly total assets from W.H. Reaves, thus resulting in a net annual advisory fee to W.H. Reaves of 0.425%. The total amount of the gross and net fees received by W.H. Reaves for the year ended October 31, 2008 in connection with the Advisory Agreement were $5,011,484 and $3,704,140, respectively.

The Board then reviewed W.H. Reaves’ November 30, 2007 Statement of Financial Condition and unaudited balance sheet as of May 31, 2008 in order to determine the financial condition and stability and profitability of W.H. Reaves. The Board reviewed and discussed materials prepared and distributed in advance of the Board meeting. Mr. Sorenson then reviewed with the Board and the Board discussed the profitability analysis prepared by W.H. Reaves and the analysis prepared by Lipper Analytical Services (“Lipper”) that compares W.H. Reaves’ performance and compensation for the 12-month period ending June 30, 2008 to a peer group selected by Lipper. Lipper’s report contained information regarding investment performance, comparisons of cost and expense structures of the Fund with other funds’ cost and expense structures, as well as comparisons of the Fund’s performance with the performance during similar periods of members of an objectively identified peer group and related matters.

Mr. Sorenson explained that Lipper’s expense group consisted of the Fund, two other closed- end sector equity funds and six closed-end income and preferred stock funds, as classified by Lipper and that its performance group consisted of the Fund and the other closed-end sector equity funds in the expense group. He stated that the average net assets of the common shares in this group ranged from $246.1 million to $1.310 billion, with five of the peer group funds being larger than the Fund and three being smaller, based on the most recently reported fiscal period of the funds. Mr. Sorenson noted that the Fund’s advisory fees are 0.575% compared to the median of 0.840%.

Mr. Sorenson next stated that in terms of performance, the Fund’s total return ranked first or second in its peer group for two-year, three-year and since inception comparisons against its peer group. He stated that for all periods except year to date and 12-months ended June 30, 2008, the Fund’s total return equaled or exceeded the median.

Mr. Sorenson stated that on a reported basis, in terms of total expenses over common and preferred shares, the Fund placed seventh of nine in its expense group when ranked from least to most expensive. He noted that the Fund’s total expense ratio of 0.926% was above the median expense ratio of 0.782% and that last year, the Fund’s expense ratio was 0.935%. Mr. Sorenson noted that in terms of advisory fees, the Fund ranked fourth of nine in its expense group. The Trustees further reviewed a profit and loss analysis as it relates to W.H. Reaves’ advisory businesses.

The Board then discussed certain conflicts of interests that may affect W.H. Reaves and the policies and procedures in place to address such conflicts.

The non-interested Trustees, with the assistance of Fund counsel, met in executive session to further review and discuss the information that had been presented relating to W.H. Reaves, the Advisory Agreement and W.H. Reaves’ profitability.

The Board of Trustees of the Fund present in person, with the non-interested Trustees present in person voting separately, unanimously concluded that the annual investment advisory fee of 0.575% of the Fund’s total assets is fair and reasonable for the Fund and that the renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders.

TRUSTEES & OFFICERS

October 31, 2008 (unaudited)

Except for their service on the Fund’s Board of Trustees, the Independent Trustees named below have not held any positions during the past two years with the Fund; any investment company; any investment adviser; any underwriter of the Fund; or any affiliate of the Fund or its investment adviser or underwriters. Each Independent Trustee serves on the Fund’s Audit Committee. The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without a charge, upon request, by contacting the Fund at 1-800-644-5571.

Interested Trustees and Officers

Name, Age and Address	Position(s) Held with Funds/Length of Time Served	Principal Occupation(s) During Past 5* Years and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Over- seen by Trustee

W. Robert Alexander Age - 81 1290 Broadway, Ste. 1100 Denver, CO 80203	Trustee and Chairman/Since Inception	Mr. Alexander was the Chief Executive Officer & Chairman of ALPS until September 30, 2005. Mr. Alexander is currently a member of the Board of Trustees of the Financial Investors Trust and Financial Investors Variable Insurance Trust. Mr. Alexander is also a Trustee of two Colorado foundations, A.V. Hunter, Inc. and the Hughes Trust. Because of his affiliation with ALPS, Mr. Alexander is considered an “interested” Trustee of the Fund.	1

Edmund J. Burke Age - 47 1290 Broadway, Ste. 1100 Denver, CO 80203	President/Since Inception

Mr. Burke joined ALPS in 1991 and is currently the Chief Executive Officer and President of ALPS Holdings, Inc., and a Director of ALPS Advisers, Inc., ALPS Distributors, Inc., ALPS Fund Services, Inc., and FTAM Distributors, Inc. Because of his position with ALPS, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is also currently the President of Financial Investors Trust and Financial Investors Variable Insurance Trust. Mr. Burke is a Trustee and President of the Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, is a Trustee of the Liberty All-Star Equity Fund, and a Director of the Liberty All-Star Growth Fund, Inc.

			N/A

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

Name, Age and Address	Position(s) Held with Funds/Length of Time Served	Principal Occupation(s) During Past 5 Years* and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Over- seen by Trustee

Jeremy O. May Age - 38 1290 Broadway, Ste. 1100 Denver, CO 80203	Treasurer/Since Inception

Mr. May joined ALPS in 1995 and is currently President and Director of ALPS and Director of ALPS Advisers, Inc., ALPS Distributors, Inc. ALPS Fund Services, Inc., ALPS Holdings, Inc. and FTAM Distributors, Inc. Because of his positions with ALPS, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also the Treasurer of the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Financial Investors Trust and Financial Investors Variable Insurance Trust. Mr. May is also President, Chairman and Trustee of the ALPS Variable Insurance Trust and is a Trustee of ALPS ETF Trust. Mr. May is currently on the Board of Directors and is Chairman of the Audit Commitee of the University of Colorado Foundation.

N/A

Everett L. Morris Age - 80 1290 Broadway, Ste. 1100 Denver, CO 80203	Trustee/Since Inception	Mr. Morris was a Vice President and Director of W.H. Reaves from 1993 to 2003. Because of his affiliation with W.H. Reaves, Mr. Morris is considered an “interested” Trustee of the Fund. Mr. Morris is currently a Director/Trustee of the Phoenix Funds, the Duff & Phelps Utilities Tax-Free Income Fund, and the Duff & Phelps Utility & Corporate Bond Trust.	1

JoEllen Legg Age - 47 1290 Broadway, Ste. 1100 Denver, CO 80203	Secretary/Since December 14, 2007

Ms. Legg is an Associate Counsel of ALPS. Because of her position with ALPS, Ms. Legg is deemed an affiliate of the Trust. Ms. Legg is currently the Secretary of the Westcore Funds, Utopia Funds, Financial Investors Trust and Assistant Secretary of the Stone Harbor Investment Funds. Prior to joining ALPS, she was Senior Counsel (Corporate and Securities) of Adelphia Communications Corporation from January 2005 to March 2007, an Associate at Paton Boggs LLP from February 2004 to January 2005 and an Associate at Fried, Frank, Harris, Shriver & Jacobson LLP from September 1998 to February 2004.

N/A

Name, Age and Address	Position(s) Held with Funds/Length of Time Served	Principal Occupation(s) During Past 5 Years* and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Over- seen by Trustee

Michael Akins* Age - 33 1290 Broadway, Ste. 1100 Denver, CO 80203	Chief Compliance Officer/Since June 13, 2006

Mr. Akins is Deputy Compliance Officer of ALPS. Mr. Akins served as AVP and Compliance Officer for UMB Financial Corporation. Before joining UMB, Mr. Akins was an Account Manager at State Street Corporation. Because of his position with ALPS, Mr. Akins is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Akins is currently the Chief Compliance Officer of ALPS ETF Trust, ALPS Variable Insurance Trust, Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Financial Investors Trust and Financial Investors Variable Trust.

N/A

Kim Storms Age - 37 1290 Broadway, Ste. 1100 Denver, CO 80203	Assistant Treasurer/Since June 14, 2005

Ms. Storms is Director of Fund Administration and Vice- President of ALPS. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of ALPS ETF Trust, Assistant Treasurer of the Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Liberty All-Star Funds and Financial Investors Trust, and Assistant Secretary of Ameristock Mutual Fund, Inc.

N/A

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

Independent Trustees

Name, Age and Address	Position(s) Held with Funds/Length of Time Served	Principal Occupation(s) During Past 5 Years* and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Over- seen by Trustee

Mary K. Anstine Age - 68 1290 Broadway, Ste. 1100 Denver, CO 80203	Trustee/Since inception

Ms. Anstine was the President/Chief Executive Officer of HealthONE, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also a Trustee/Director of the following: A.V. Hunter, Inc.; Denver Area Council of the Boy Scouts of America; Colorado Uplift Board; ALPS ETF Trust; ALPS Variable Insurance Trust; Financial Investors Trust; Financial Investors Variable Trust; and the Westcore Trust. Ms. Anstine was formerly a Director of: the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank) and HealthONE, and a member of the American Bankers Association Trust Executive Committee.

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Michael F. Holland Age - 64 1290 Broadway, Suite 1100 Denver, CO 80203	Trustee/Since inception	Mr. Holland is Chairman of Holland & Company. Mr. Holland is currently a Director and Chairman of the Board, President and Treasurer of the Holland Series Fund, Inc. Mr. Holland is also Chairman of the Board and Trustee of State Street Master Funds and a Trustee of the China and Taiwan Fund, Inc.	1

Name, Age and Address	Position(s) Held with Funds/Length of Time Served	Principal Occupation(s) During Past 5 Years* and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Over- seen by Trustee

Jeremy W. Deems Age - 33 1290 Broadway, Suite 1100 Denver, CO 80203	Trustee/Since March 11, 2008

Mr. Deems is the Co-President and Chief Financial Officer of Green Alpha Advisors, LLC. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management, Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 2004 to June 2007. Prior to this, Mr. Deems served as Controller of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC and Sutton Place Management, LLC. Mr. Deems is also a Trustee of ALPS ETF Trust, ALPS Variable Insurance Trust and Financial Investors Trust.

			1

Larry W. Papasan Age - 68 1290 Broadway, Suite 1100 Denver, CO 80203	Trustee/Since Inception	Mr. Papasan is the former President of Smith and Nephew Orthopaedics (1991-2002) and the former President of Memphis, Light, Gas and Water Division (1984-1991). Mr. Papasan is currently the Chairman of BioMimetics Therapeutics Inc., and is on the Board of SSR Engineering, Triumph Bank, Mimedx Inc., and AxioMed Spine.	1

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

Intentionally Left Blank

Intentionally Left Blank

REAVES UTILITY INCOME FUND
1290 Broadway, Suite 1100
Denver, CO 80203

1-800-644-5571

This Fund is neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

For more information, please call 1-800-644-5571.

Item 2.  Code of Ethics.

(a)  The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)  Not applicable to Registrant.

(c)  During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)  During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)  Not applicable to Registrant.

(f)  The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated each of Jeremy Deems and Mike Holland as an “audit committee financial expert” of the Registrant. Each of Messrs. Deems and Holland is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Mr. Holland is the Chairman of Holland and Company and Director, Chairman of the Board, President and Treasurer of the Holland Balanced Fund.

Item 4.  Principal Accountant Fees and Services.

(a)                                  Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or

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engagements for fiscal years 2008 and 2007 were $32,850 and $29,300, respectively.

(b)                                 Audit-Related Fees:  The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 in 2008 and $0 in 2007.

(c)                                  Tax Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $5,910 in 2008 and $4,160 in 2007.

(d)                                 All Other Fees:  The aggregate fees billed for each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, were $9,500 in 2008 and $9,170 in 2007.

(e)(1)                    Audit Committee Pre-Approval Policies and Procedures:  All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s audit committee.

(e)(2)                    No services described in paragraphs (b) through (d) of this item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                    Not applicable to Registrant.

(g)                                 Not applicable to Registrant.

(h)                                 Not applicable to Registrant.

Item 5.    Audit Committee of Listed Registrants.

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act and is comprised of the following members:

Mary Anstine

Mike Holland (designated audit committee financial expert)

Larry Papasan

Jeremy Deems (designated audit committee financial expert)

Item 6.   Schedule of Investments.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this report.

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Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant’s proxy voting policies and procedures are attached as an Exhibit hereto.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies as of January 9, 2009.

Name	Title	Length of Service	Business Experience 5 Years
Ron Sorenson	Portfolio Manager	Since inception	PM, W.H. Reaves & Co 1991-present
William Ferer	Portfolio Manager	Since inception	PM, W.H. Reaves & Co 1987-present
William Reaves	Portfolio Manager	Since inception	PM, W.H. Reaves & Co 1961-present

Other Accounts Managed

PM Name	Registered Investment Companies, Total Assets	Other Pooled Investments Vehicles, Total Assets	Other Accounts, Total Assets	Material Conflicts if Any
Ron Sorenson	$661,676,765, 2 accounts	0	1,322,839,309, 1,022 accounts	None
William Ferer	$661,676,765, 2 accounts	0	1,037,728,989, 18 accounts	None
William Reaves	$661,676,765, 2 accounts	0	1,037,728,989, 18 accounts	None

(a)(3) Portfolio Manager Compensation as of October 31, 2008.

Portfolio Managers receive a fixed rate compensation from the investment advisor. Compensation is not tied to fund assets or performance.

(a)(4) Dollar Range of Securities Owned as of October 31, 2008.

Portfolio Manager	Dollar Range of Equity Securities Held in Registrant (1)
Ron Sorenson	$50,001 - $100,000
William Ferer	$10,001 - $50,000
William Reaves	$1 - $10,000

(1)“Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended.

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Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to Registrant.

Item 10.    Submission of Matters to Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees have been implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.    Controls and Procedures.

(a)            The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)           There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.    Exhibits.

(a)(1)  The Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions is attached hereto as Exhibit 12.A.1.

(a)(2)  The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)  Not applicable to Registrant.

(b)  The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REAVES UTILITY INCOME FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President (Principal Executive Officer)

Date:	January 8, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Edmund J. Burke
Edmund J. Burke
President (Principal Executive Officer)

Date:	January 8, 2009

By:	/s/ Jeremy O. May
Jeremy O. May
Treasurer (Principal Financial Officer)

Date:	January 8, 2009

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